EXHIBIT 99.8
                                 ------------

                            Collateral Term Sheet.

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Original Balance                 Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                   40   $15,214,758         16.80%     $384,027     5.415%     682     733     805    66.65%
400,001 - 500,000                   45    20,106,553          22.20      446,824      5.400     682     740     809     56.02
500,001 - 600,000                   22    12,045,578          13.30      547,526      5.325     670     725     774     70.00
600,001 - 700,000                   15     9,837,972          10.86      655,865      5.443     669     742     798     30.34
700,001 - 800,000                    8     6,024,748           6.65      753,195      5.586     661     723     769     76.18
800,001 - 900,000                    8     6,789,083           7.50      848,635      5.537     700     729     772     75.00
900,001 - 1,000,000                 21    20,535,720          22.68      977,947      5.250     678     749     797     35.10
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
Average:  $570,460.49
Lowest:  $360,000.00
Highest:  $1,000,000.00
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Original Balance                   LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
300,001 - 400,000               79.79%    94.16%         360             0
400,001 - 500,000                77.70     80.00         360             0
500,001 - 600,000                78.92     90.00         360             0
600,001 - 700,000                72.17     80.00         360             0
700,001 - 800,000                79.52     80.00         360             0
800,001 - 900,000                79.40     80.00         360             0
900,001 - 1,000,000              68.79     80.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
Average:  $570,460.49
Lowest:  $360,000.00
Highest:  $1,000,000.00
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 1 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Cut-Off Balance                  Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                    1      $223,126          0.25%     $369,032     5.375%     759     759     759    80.00%
300,001 - 400,000                   39    14,991,632          16.56      384,411      5.416     682     732     805     66.65
400,001 - 500,000                   45    20,106,553          22.20      446,824      5.400     682     740     809     56.02
500,001 - 600,000                   22    12,045,578          13.30      547,526      5.325     670     725     774     70.00
600,001 - 700,000                   15     9,837,972          10.86      655,865      5.443     669     742     798     30.34
700,001 - 800,000                    8     6,024,748           6.65      753,195      5.586     661     723     769     76.18
800,001 - 900,000                    8     6,789,083           7.50      848,635      5.537     700     729     772     75.00
900,001 - 1,000,000                 21    20,535,720          22.68      977,947      5.250     678     749     797     35.10
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
Average:  $569,524.61
Lowest:  $223,125.89
Highest:  $1,000,000.00
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Cut-Off Balance                    LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
200,001 - 300,000               80.00%    80.00%         359             1
300,001 - 400,000                79.78     94.16         360             0
400,001 - 500,000                77.70     80.00         360             0
500,001 - 600,000                78.92     90.00         360             0
600,001 - 700,000                72.17     80.00         360             0
700,001 - 800,000                79.52     80.00         360             0
800,001 - 900,000                79.40     80.00         360             0
900,001 - 1,000,000              68.79     80.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
Average:  $569,524.61
Lowest:  $223,125.89
Highest:  $1,000,000.00
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 2 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent       Average
                                    of       Current       of Loans      Original      W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal     Principal     Gross    FICO    FICO    FICO  Original
Coupon                           Loans       Balance        Balance       Balance    Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
4.125                                1      $365,851          0.40%      $365,851    4.125%     699     699     699    80.00%
4.375                                4     2,275,892           2.51       568,973     4.375     702     736     752     70.00
4.500                                4     1,910,100           2.11       477,525     4.500     706     753     809     66.65
4.625                                3     2,325,250           2.57       775,083     4.625     700     742     751     35.10
4.750                                7     4,349,520           4.80       621,360     4.750     721     748     792     55.56
4.875                                9     4,904,497           5.42       545,002     4.875     684     732     774     65.66
5.000                               13     7,096,324           7.84       545,961     5.000     698     744     798     69.51
5.125                                9     5,670,680           6.26       630,076     5.125     704     731     758     55.56
5.250                               12     6,781,109           7.49       565,092     5.250     678     727     774     74.29
5.375                               21    12,680,827          14.00       610,797     5.375     669     745     798     40.00
5.500                               20    12,317,929          13.60       615,896     5.500     701     742     796     30.34
5.625                               15     7,647,360           8.45       509,824     5.625     682     738     788     56.02
5.750                               13     6,082,849           6.72       467,911     5.750     705     739     781     75.26
5.875                               14     7,588,737           8.38       542,139     5.875     687     731     805     67.76
6.000                                3     2,509,263           2.77       836,421     6.000     716     758     797     80.00
6.125                                4     2,049,900           2.26       512,475     6.125     700     715     743     75.26
6.250                                4     1,728,325           1.91       432,081     6.250     670     710     752     68.94
6.375                                1       860,000           0.95       860,000     6.375     717     717     717     80.00
6.500                                1       760,000           0.84       760,000     6.500     661     661     661     80.00
7.500                                1       650,000           0.72       650,000     7.500     736     736     736     48.51
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%      $570,460    5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  5.386
Lowest:  4.125
Highest:  7.500
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                       W.A.
                                 W.A.      Max.   Remaining          W.A.
                             Original  Original     Term to          Loan
Coupon                            LTV       LTV    Maturity           Age
-------------------------------------------------------------------------
4.125                          80.00%    80.00%         360             0
4.375                           76.65     80.00         360             0
4.500                           77.38     80.00         360             0
4.625                           56.78     75.00         360             0
4.750                           74.08     80.00         360             0
4.875                           77.74     90.00         360             0
5.000                           77.10     80.00         359             1
5.125                           73.14     80.00         360             0
5.250                           80.11     90.00         360             0
5.375                           76.01     94.16         360             0
5.500                           71.34     80.00         360             0
5.625                           77.21     80.00         360             0
5.750                           80.29     90.00         360             0
5.875                           77.60     80.00         360             0
6.000                           82.35     90.00         360             0
6.125                           78.26     80.00         360             0
6.250                           79.31     88.62         360             0
6.375                           80.00     80.00         360             0
6.500                           80.00     80.00         360             0
7.500                           48.51     48.51         360             0
-------------------------------------------------------------------------
Total:                         75.84%    94.16%         360             0
-------------------------------------------------------------------------
W.A.:  5.386
Lowest:  4.125
Highest:  7.500
-------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 3 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Credit Score                     Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                            2      $886,300          0.98%     $443,150     5.118%     805     807     809    70.00%
750 - 799                           50    28,383,049          31.34      570,602      5.364     750     772     798     40.00
700 - 749                           96    55,569,428          61.37      578,861      5.386     700     724     749     30.34
650 - 699                           11     5,715,636           6.31      519,651      5.532     661     679     699     70.83
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  737
Lowest:  661
Highest:  809
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Credit Score                       LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
800 - 849                       75.51%    80.00%         360             0
750 - 799                        74.69     90.00         360             0
700 - 749                        76.12     94.16         360             0
650 - 699                        78.94     80.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
W.A.:  737
Lowest:  661
Highest:  809
--------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Loan Purpose                     Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
Purchase                           129   $75,071,693         82.90%     $583,092     5.344%     670     738     805    35.10%
R/T Refi                            17     9,125,143          10.08      536,842      5.539     669     745     809     30.34
C/O Refi                            13     6,357,577           7.02      489,085      5.658     661     715     789     40.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Loan Purpose                       LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
Purchase                        77.14%    94.16%         360             0
R/T Refi                         70.74     88.62         360             0
C/O Refi                         67.87     80.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 4 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Property Type                    Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
Single Family                       80   $45,647,367         50.41%     $572,438     5.362%     669     734     809    30.34%
PUD                                 61    35,770,549          39.50      586,422      5.409     661     743     805     40.00
Condominium                         18     9,136,497          10.09      507,583      5.413     682     731     798     65.83
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Property Type                      LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
Single Family                   75.00%    94.16%         360             0
PUD                              76.18     90.00         360             0
Condominium                      78.70     90.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
State                            Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
California                          72   $44,501,254         49.14%     $618,092     5.434%     661     733     797    43.48%
Florida                             16     9,648,500          10.65      603,031      5.381     706     743     805     55.56
Nevada                              18     9,375,803          10.35      520,943      5.350     687     742     790     66.65
Virginia                            10     4,728,732           5.22      472,873      5.179     699     751     792     76.99
Maryland                             6     2,780,194           3.07      487,683      5.598     698     732     773     80.00
Other                               37    19,519,930          21.56      527,576      5.317     678     739     809     30.34
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
State                              LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
California                      76.90%    90.00%         360             0
Florida                          74.44     80.00         360             0
Nevada                           76.93     80.00         360             0
Virginia                         79.18     80.00         359             1
Maryland                         80.00     80.00         359             1
Other                            72.20     94.16         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 5 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1


--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Occupancy Status                 Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
Primary                            135   $78,097,267         86.24%     $579,592     5.393%     661     735     809    30.34%
Secondary                           24    12,457,146          13.76      519,096      5.344     706     748     798     65.66
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Occupancy Status                   LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
Primary                         75.60%    94.16%         360             0
Secondary                        77.34     90.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Original LTV                     Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                        3    $2,619,000          2.89%     $873,000     5.118%     740     762     789    30.34%
40.01 - 50.00                        2     1,649,999           1.82      825,000      6.288     736     752     763     43.48
50.01 - 60.00                        4     2,915,000           3.22      728,750      5.153     709     740     758     55.56
60.01 - 70.00                       12     6,617,296           7.31      551,539      5.232     700     749     805     65.66
70.01 - 80.00                      131    73,812,383          81.51      564,580      5.391     661     736     809     70.83
80.01 - 90.00                        6     2,540,735           2.81      423,456      5.610     703     723     763     88.62
90.01 - 100.00                       1       400,000           0.44      400,000      5.375     701     701     701     94.16
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  75.84%
Lowest:  30.34%
Highest:  94.16%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Original LTV                       LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
30.01 - 40.00                   35.85%    40.00%         360             0
40.01 - 50.00                    45.46     48.51         359             1
50.01 - 60.00                    55.96     57.69         360             0
60.01 - 70.00                    68.02     70.00         360             0
70.01 - 80.00                    78.85     80.00         360             0
80.01 - 90.00                    89.67     90.00         360             0
90.01 - 100.00                   94.16     94.16         359             1
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
W.A.:  75.84%
Lowest:  30.34%
Highest:  94.16%
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 6 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent       Average
                                    of       Current       of Loans      Original      W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal     Principal     Gross    FICO    FICO    FICO  Original
Scheduled Remaining Term         Loans       Balance        Balance       Balance    Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
355 - 360                          159   $90,554,414        100.00%      $570,460    5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%      $570,460    5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  359.7 months
Lowest:  358 months
Highest:  360 months
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Scheduled Remaining Term           LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
355 - 360                       75.84%    94.16%         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
W.A.:  359.7 months
Lowest:  358 months
Highest:  360 months
--------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent       Average
                                    of       Current       of Loans      Original      W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal     Principal     Gross    FICO    FICO    FICO  Original
Gross Margin                     Loans       Balance        Balance       Balance    Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
2.250                              157   $88,993,129         98.28%      $567,776    5.386%     661     737     809    30.34%
2.625                                1       972,021           1.07       973,191     5.000     790     790     790     69.51
2.875                                1       589,263           0.65       589,263     6.000     716     716     716     90.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%      $570,460    5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  2.258%
Lowest:  2.250%
Highest:  2.875%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Gross Margin                       LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
2.250                           75.82%    94.16%         360             0
2.625                            69.51     69.51         359             1
2.875                            90.00     90.00         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
W.A.:  2.258%
Lowest:  2.250%
Highest:  2.875%
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 7 of 8

Global Structured Finance                                          159 records
                                                           Balance: 90,554,414
                                  CWMBS 05-11
                                    Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate        Percent      Average
                                    of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.      Min.
                              Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO  Original
Maximum Rate (ARMs)              Loans       Balance        Balance      Balance     Coupon   Score   Score   Score       LTV
--------------------------------------------------------------------------------------------------------------------------------
9.875                                2      $851,447          0.94%     $425,723     5.985%     750     751     752    68.94%
10.000                               1       374,850           0.41      374,850      6.250     705     705     705     88.62
10.125                               1       365,851           0.40      365,851      4.125     699     699     699     80.00
10.250                               1       449,575           0.50      449,575      5.750     781     781     781     80.00
10.375                               4     2,275,892           2.51      568,973      4.375     702     736     752     70.00
10.500                               4     1,910,100           2.11      477,525      4.500     706     753     809     66.65
10.625                               3     2,325,250           2.57      775,083      4.625     700     742     751     35.10
10.750                               7     4,349,520           4.80      621,360      4.750     721     748     792     55.56
10.875                               9     4,904,497           5.42      545,002      4.875     684     732     774     65.66
11.000                              13     7,096,324           7.84      545,961      5.000     698     744     798     69.51
11.125                               9     5,670,680           6.26      630,076      5.125     704     731     758     55.56
11.250                              12     6,781,109           7.49      565,092      5.250     678     727     774     74.29
11.375                              21    12,680,827          14.00      610,797      5.375     669     745     798     40.00
11.500                              20    12,317,929          13.60      615,896      5.500     701     742     796     30.34
11.625                              15     7,647,360           8.45      509,824      5.625     682     738     788     56.02
11.750                              11     5,181,702           5.72      471,064      5.750     705     735     773     79.95
11.875                              14     7,588,737           8.38      542,139      5.875     687     731     805     67.76
12.000                               3     2,509,263           2.77      836,421      6.000     716     758     797     80.00
12.125                               4     2,049,900           2.26      512,475      6.125     700     715     743     75.26
12.250                               2       953,600           1.05      476,800      6.250     670     694     726     79.98
12.375                               1       860,000           0.95      860,000      6.375     717     717     717     80.00
12.500                               1       760,000           0.84      760,000      6.500     661     661     661     80.00
13.500                               1       650,000           0.72      650,000      7.500     736     736     736     48.51
--------------------------------------------------------------------------------------------------------------------------------
Total:                             159   $90,554,414        100.00%     $570,460     5.386%     661     737     809    30.34%
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  11.349%
Lowest:  9.875%
Highest:  13.500%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                        W.A.
                                  W.A.      Max.   Remaining          W.A.
                              Original  Original     Term to          Loan
Maximum Rate (ARMs)                LTV       LTV    Maturity           Age
--------------------------------------------------------------------------
9.875                           72.29%    75.26%         360             0
10.000                           88.62     88.62         360             0
10.125                           80.00     80.00         360             0
10.250                           80.00     80.00         359             1
10.375                           76.65     80.00         360             0
10.500                           77.38     80.00         360             0
10.625                           56.78     75.00         360             0
10.750                           74.08     80.00         360             0
10.875                           77.74     90.00         360             0
11.000                           77.10     80.00         359             1
11.125                           73.14     80.00         360             0
11.250                           80.11     90.00         360             0
11.375                           76.01     94.16         360             0
11.500                           71.34     80.00         360             0
11.625                           77.21     80.00         360             0
11.750                           80.76     90.00         360             0
11.875                           77.60     80.00         360             0
12.000                           82.35     90.00         360             0
12.125                           78.26     80.00         360             0
12.250                           79.99     80.00         360             0
12.375                           80.00     80.00         360             0
12.500                           80.00     80.00         360             0
13.500                           48.51     48.51         360             0
--------------------------------------------------------------------------
Total:                          75.84%    94.16%         360             0
--------------------------------------------------------------------------
W.A.:  11.349%
Lowest:  9.875%
Highest:  13.500%
--------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 8 of 8